Exhibit 99.2 The ASPIRO Gene Therapy Trial in X-Linked Myotubular Myopathy (XLMTM): Update on Preliminary Safety and Efficacy Findings James J. Dowling, MD, PhD Associate Professor of Molecular Genetics University of Toronto Perry B. Shieh, Nancy Kuntz, Carsten G. Bönnemann, Wolfgang Müller-Felber, Michael W. Lawlor, Laurent Servais, Barbara Smith, Mo Noursalehi, Suyash Prasad, Salvador Rico 24th International Annual Congress of the World Muscle Society (WMS) Annual Meeting 2019, 1–5 October, 2019; Copenhagen, Denmark

Disclosures ◼ SAB member, Dynacure ◼ SAB member, RYR1 Foundation ◼ MSAC member, MD Canada ◼ MSAC member, MDA USA ◼ CMO, Deep Genomics ◼ Co-chair, MTM/CNM international registry steering committee

XLMTM – Natural History Half of XLMTM patients do not survive past 18 months ◼ Incidence ≈1 in 40–50K newborn males1–5 ◼ Estimated 50% mortality by 18 months2,3 − 10-year survival of ≈75% thereafter4 ◼ Motor milestones are substantially delayed or not achieved1,5 − Most cannot sit without support >10s5 − ≈70–85% of patients are nonambulant1,5 ◼ >80% require breathing support and feeding tubes1,2 ◼ High rates of healthcare utilization, hospitalization, and surgical intervention1–3 1. Annoussamy M, et al. Neurology 2019;92:e1852–67; 2. Beggs AH, et al. Muscle Nerve 2018;57:550–60 3. Graham RJ, et al. Arch Dis Child 2019, Sep 4 [Epub ahead of print]; 4. Vandersmissen I, et al. Neuromuscul Disord 2018;28:766–7; 5. Amburgey K, et al. Neurology 2017;89:1355–64

X-Linked Myotubular Myopathy (XLMTM)

Monogenic disease caused by mutations in the *MTM1* gene[1]



MTM1 gene
1
MTM1 gene produces myotubularin protein[1]
Myotubularin dephosphorylates critical second messenger lipids
2
SR
3

Myotubularin required for correct
- Muscle growth and differentiation[2,3]
- Cellular organization and structure[2–4]
- Cellular function[2,4,5]



scale bar = 40 μm

Muscle biopsy from 2-month old boy with XLMTM shows:[6]
- Abnormal fiber size variation
- Central nucleation (inset)
- Muscle fiber atrophy

SR, sarcoplasmic reticulum

1. Raess MA, et al. Adv Biol Regul 2017;63:49–58
2. Buj-Bello A, et al. PNAS 2002;99:15060–5
3. Di Paolo G, et al. Nature 2006;443:651–7
4. Hnia K, et al. J Clin Invest 2011;121:70–85
5. Amoasii L, et al. J Cell Sci 2013;126(Pt 8):1806–19
6. Lawlor MW, et al. J Neuropathol Exp Neurol 2016;75:102–10

AT132: rAAV8-Des-h*MTM1*

First systemic gene therapy utilizing the muscle-specific desmin promoter

- AAV8 effectively transduces skeletal muscle[1]
- *MTM1* gene encodes myotubularin, an enzyme required for normal development and function of skeletal muscle




Des
intron
hMTM1
polyA
SD
SA
ITR
ITR

ITR, inverted terminal repeat; Des, human desmin promoter
polyA, polyadenylation signal; SA, splice acceptor; SD, splice donor

1. Mack DL, et al. Mol Ther 2017;25:839–54

ASPIRO Phase 1/2 Dose Escalation Cohorts To evaluate the safety and preliminary efficacy profile of AT132 Inclusion criteria Key efficacy assessments Dose Escalation Cohort Design ◼ Subject is male Neuromuscular Respiratory Muscle biopsy ◼ Cohort 1: 1 x 1014 vg/kg ◼ <5 years old, or enrolled in ◼ CHOP INTEND ◼ Maximal ◼ Vector copy ‒ 6 treated INCEPTUS ◼ Developmental inspiratory number ‒ 1 delayed treatment control pressure (MIP) ◼ Genetically confirmed XLMTM milestones ◼ mRNA expression ◼ Cohort 2: 3 x 1014 vg/kg ◼ Ventilator use ◼ Requires ventilator support ◼ Protein expression ‒ 6 treated ◼ Histology ‒ 1 delayed treatment control AT132 administration Weeks 9–16 taper Weeks 1–8 Prednisolone 1 mg/kg/day Assessments BL Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Wk 13 Wk 14 Wk 15 Wk 16 6 mo 9 mo 12 mo Neuromuscular Respiratory Developmental milestones Muscle biopsy CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders BL, baseline; mo, months; vg, vector genomes; Wk, week ASPIRO, NCT03199469; INCEPTUS, NCT02704273

ASPIRO Patient Enrollment and Follow-up Data available for twelve patients enrolled in the ASPIRO study a Patient Age at dosing Duration in the study Follow-up period # (years) 1 0.8 1.9 yrs 2 4.1 1.8 yrs 3 2.6 1.7 yrs vg/kg 3.9 ctrl, 2.0 yrs 14 14 4 (ctrl) Cohort 1 Cohort 5 1.0 1.4 yrs 1x10 6 0.8 1.3 yrs 7 0.9 1.3 yrs 8 1.3 1.0 yrs 9 6.8 0.8 yrs vg/kg 2.6 0.8 yrs 14 14 10 Cohort 2 Cohort 11 (ctrl) 2.4 ctrl, 1.0 yr 3x10 12 6.0 0.4 0 1 2 3 4 5 6 7 8 aFor control patients, age recorded at baseline visit Age (years) ctrl, control; vg, vector genomes; yrs, years Interim data as of August 7, 2019

Safety and Tolerability

AT132 Well Tolerated with Manageable Safety Profile

No clinically meaningful differences observed between doses

	Patient #	Possibly/probably treatment-related serious AEs	Comments
Cohort 1	1	None	
Cohort 1	2	None	
Cohort 1	3	■ Previously reported, Week 7: Troponin I increased, CK increased, and possible myocarditis ■ Previously reported, Week 21: Atrial tachycardia	■ Troponemia/possible myocarditis resolved with treatment ■ Patient was noted to have experienced an episode of tachycardia prior to enrollment in ASPIRO
Cohort 1	4 (ctrl)	None	
Cohort 1	5	None	
Cohort 1	6	None	
Cohort 1	7	None	
Cohort 2	8	None	
Cohort 2	9	■ Previously reported, Week 11: Cholestasis	■ Cholestasis treated with ursodeoxycholic acid and oral steroids (patient had history of cholestasis and hyperbilirubinemia). Resolved
Cohort 2	10	■ Previously reported, Week 1: Vomiting, nausea, fever and thrombocytopenia ■ Previously reported, Week 4: Troponin I and ST segment elevation indicative of mild myocarditis	■ Platelet count of 74,000/microliter, recovered in <1 week ■ Mild myocarditis, troponin I and ST segment elevation resolved with treatment. Normal ejection fraction and no wall motion abnormalities
Cohort 2	11 (ctrl)	None	
Cohort 2	12	■ Week 9: Joint swelling	■ Resolved without treatment

Since the initiation of the study (Sep 2017): there are 82 AEs considered related/possibly related (14 serious AEs and 68 non-serious)

Cohort 1: $1x10^{14}$ vg/kg; Cohort 2: $3x10^{14}$ vg/kg; AE, adverse event; CK, creatine kinase; ctrl, control; vg, vector genomes

Interim data as of August 7, 2019

Muscle Biopsy

Robust Transduction, Transcription and Protein Expression AT132 produced dose-dependent increases in the Patient 1 Patient 5 Patient 8 gastrocnemius muscle at Week 24 Patient 2 Patient 6 Patient 9 Patient 3 Patient 7 Patient 10 Vector copy number mRNA expression Protein expression gene) (% normal) (% vg/diploid genome vg/diploid MTM1 mRNA ratio mRNA MTM1 Myotubularin expression expression Myotubularin Transgene:Reference ( Cohort 1 Cohort 2 Cohort 1 Cohort 2 Cohort 1 Cohort 2 Median Median Median 2.46 13.8 21.72 69.5 83.5 202 (vg/kg) (ratio) (%) Cohort 1: 1x1014 vg/kg; Cohort 2: 3x1014 vg/kg Interim data as April 8, 2019

Molecular Findings Consistent Across Muscle Groups Cohort 1 showed robust increases in transduction, transcription, Patient 1 Patient 5 and protein expression in the vastus lateralis muscle at Week 48 Patient 2 Patient 6 Patient 3 Patient 7 Vector copy number mRNA expression Protein expression gene) (% normal) (% MTM1 mRNA ratio mRNA MTM1 vg/diploid genome vg/diploid Myotubularin expression expression Myotubularin Transgene:Reference ( Cohort 1 Cohort 2 Cohort 1 Cohort 2 Cohort 1 Cohort 2 Median Median Median 2 Pending 24.2 Pending 85 Pending (vg/kg) (ratio) (%) Cohort 1: 1x1014 vg/kg; Cohort 2: 3x1014 vg/kg Interim data as April 8, 2019

Improvement in Histopathological Hallmarks of XLMTM

Cohort 1 shows progressive improvement from 24 to 48 weeks

Representative of Cohort 1 Histology

- Baseline – Classic XLMTM pathology including fiber smallness, internally placed nuclei, and central aggregates of organelles on NADH stain
- Week 24 – Organelle mislocalization improves markedly, but abnormalities of fiber size and internal nucleation remain
- Week 48 – Fiber size abnormalities are markedly improved in most samples between 24 and 48 week timepoints, but internal nucleation persisted in many samples
- Overall pattern is consistent across Cohort 1 biopsies


Baseline
Week 24
Week 48
Healthy
5-year-old
H&E
NADH

Cohort 1: $1x10^{14}$ vg/kg
H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide

Interim data as April 8, 2019

Histopathological Findings in Cohort 2 Suggest More Rapid Rate of Pathological Recovery

Representative of Cohort 2 Histology

- Cohort 2 biopsy at Week 24 shows the same recovery as observed in patients from Cohort 1 at 48 weeks
- Baseline - Classic XLMTM pathology including fiber smallness, internally placed nuclei, and central aggregates of organelles on NADH stain
- Week 24 - fiber size and organelle mislocalization improvements are similar to or better than Cohort 1 biopsies



Baseline
Week 24
Healthy
2-year-old
H&E
NADH

Cohort 1: $1x10^{14}$ vg/kg; Cohort 2: $3x10^{14}$ vg/kg
H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide

Interim data as April 8, 2019

Neuromuscular Function CHOP INTEND and Developmental Milestones

Significant Improvements in Neuromuscular Function All treated patients showed rapid and sustained increases in CHOP INTEND 24 20 16 12 Mean (SD) CHOP INTEND score at Baseline: 37.3 (7.0) Mean (SD) CHOP INTEND score at Week 48: 55.1 (9.6) 8 Median (min, max) age at Baseline: 2.48 years (0.8, 6.8) 4 0 Change from in from Change baseline -4 CHOP INTEND score CHOP (LS score means) INTEND -8 Treated Control -12 BL1 4 8 12 16 20 24 28 32 36 40 44 48 Weeks after ASPIRO baseline CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders BL, baseline; LS, least squares; SD, standard deviation Bars indicate standard error Interim data as of August 7, 2019

Motor MilestonesDuration Developmentin the study (years) Treated patients are achieving the ability to raise self to stand, walk with support or walk alone Pt 1 Length of arrow indicates time on study 2 Milestones attained post 4 Ctrl AT132 treatment Sits unassisted for 30 sec 5 Turns from back to stomach 6 Raises self to standing position 7 Walks with support 8 Walks alone 9 Milestones at Baseline Able to sit unassisted for 10 30 seconds at baseline Ctrl Unable to perform any 11 milestone at baseline 12 0 1 2 3 4 5 6 7 8 *Only Patient 2 was able to sit unassisted for 30 seconds at baseline Age (years) Interim data as of August 7, 2019 Patient 3 not evaluable because of halo traction device

Respiratory Function Maximal Inspiratory Pressure (MIP) and Ventilator Dependence

Significant Improvements in Respiratory Function Increased respiratory muscle strength (MIP) observed as early as 4 weeks 60 50 40 30 Mean (SD) MIP at Baseline: 29.4 cmH20 (13.7) (LS (LS means) 20 Mean (SD) MIP at Week 48: 67.7 cmH20 (23.2) O) 2 10 0 Change from in from Change baseline MIP MIP (cm H -10 -20 Treated Control -30 BL1 4 8 12 16 20 24 28 32 36 40 44 48 Weeks after ASPIRO baseline MIP, maximal inspiratory pressure; BL, baseline; SD, standard deviation LS, least squares means estimated with Repeated Measures ANOVA Model Bars indicate standard error Interim data as of August 7, 2019

All Treated Patients in Cohort 1 Have Achieved Ventilator Independence Significant and rapid reductions in ventilator use in all treated patients Ventilator dependence Status at 24 Patient Most recent Change from baseline status # (h/day) baseline (%) 20 1 BiPAP (12h) 0 (Wk72) -100% 2 Inv (17h) 0 (Wk72) -100% 16 3 Inv (24h) 0 (Wk72) -100% 4 BiPAP (12h) 12 (Wk84) 0% 12 Cohort Cohort 1 5 Inv (22.7h) 0 (Wk72) -100% 6 Inv (24h) 0 (Wk48) -100% 8 7 Inv (23.5h) 0 (Wk48) -100% 8 Inv (22.5h) 0 (Wk48) -100% 4 9 Inv (24h) 12 (Wk36) -50% Ventilator dependence dependence 24 over hours Ventilator 10 Inv (24h) 10 (Wk40) -58% 0 Cohort Cohort 2 11 Inv (23.8h) 23 (Wk40) -3.4% BL0 4 8 12 16 20 24 28 32 36 40 44 48 72 84 12 Inv (24h) 24 (Wk20) 0% Weeks after ASPIRO baseline Control patients Cohort 1: 1x1014 vg/kg; Cohort 2: 3x1014 vg/kg BiPAP, bilevel positive airway pressure; BL, baseline; Inv, invasive; h, hours; vg, vector genomes; Wk, week Interim data as of August 7, 2019

Treated Patients Have Achieved Unprecedented Mean Reductions in Ventilator Dependence Nearing 20 Hours per Day 0 -4 Treated -8 (LS (LS means) Control (Patient 4) -12 Control (Patient 11) -16 over 24 hours (h) hours 24 over -20 Reduction in ventilator dependence dependence ventilator in Reduction -24 BL1 4 8 12 16 20 24 28 32 36 40 44 48 Weeks after ASPIRO baseline NMD, neuromuscular disease; BL, baseline; LS, least squares means estimated with Repeated Measures ANOVA Model Bars indicate standard error Interim data as of August 7, 2019

ASPIRO Key Findings to Date ◼ AT132 has been generally well tolerated and has shown a manageable safety profile across both dose cohorts ◼ Muscle biopsies show robust dose-dependent transduction, transcription, protein expression and histological improvements through Week 48 ◼ Rapid CHOP INTEND improvements maintained in both dose cohorts, with corresponding developmental milestone achievement − Patients are attaining clinically significant milestones such as sitting unassisted, raising to standing position, and walking with and without support ◼ Rapid and sustained clinically meaningful improvement in respiratory strength as assessed by MIP ◼ Continued unprecedented reductions in ventilator dependence, with the first seven treated patients now ventilator independent CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders MIP, maximal inspiratory pressure Interim data as of August 7, 2019

Next Steps: ASPIRO Pivotal Expansion Cohort

To confirm the safety and efficacy profile of AT132 at a dose of 3×10^{14} vg/kg

Study design

- 8 age-matched subjects, randomized to treatment or delayed treatment control
- <5 years old, or enrolled in INCEPTUS
- Invasive ventilator support 20–24 h/day
- Unable to sit unassisted for 30 seconds

Key efficacy assessments

Primary endpoint

- Change from baseline in hours of ventilation support over time through Week 24

Key secondary endpoint

- Sit unassisted for >30 seconds at Week 24

Muscle biopsy

- Vector copy number
- mRNA expression
- Protein expression
- Histology

Primary efficacy analysis at Week 24



AT132 administration
Active treatment
Patient 1
Patient 3
Patient 5
Patient 7
Age-matched delayed treatment control
Patient 2
Patient 4
Patient 6
Patient 8
AT132 administration
Line indicates age-matched subjects

CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders; vg, vector genomes

ASPIRO, NCT03199469; INCEPTUS, NCT02704273

Acknowledgements XLMTM Preclinical Studies and ASPIRO Clinical Trial Anna Buj Bello ◼ My team at the University of Toronto and the ◼ Patient advocacy organizations Genethon Hospital for Sick Children − The Joshua Frase Foundation − MTM-CNM Family Martin K. (Casey) Childers ◼ Fellow principal investigators and their teams Connection David Mack − Carsten G Bönnemann University of Washington, USA − Perry Shieh − The Myotubular Trust − Nancy Kuntz − Where There’s a Will There’s Alan H. Beggs − Wolfgang Müller-Felber A Cure Foundation for Children’s Hospital Boston, USA − Francesco Muntoni Myotubular Myopathy − Laurent Servais − ZNM – Zusammen Stark! Michael W. Lawlor − Barbara Smith and Barry Byrne Children’s Hospital and Medical College of Wisconsin, USA ◼ Audentes team members ◼ Study expert trainers ◼ Audentes Board of Scientific and Clinical Advisors ◼ Biopsy Review Committee The children, families and the entire XLMTM patient community for their cooperation and participation in these studies